UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 31, 2020

DLH Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

New Jersey	0-18492	22-1899798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3565 Piedmont Road, NE
Building 3, Suite 700
         Atlanta, GA 30305
(Address of Principal Executive Offices, and Zip Code)

(866) 952-1647
Registrant’s Telephone Number, Including Area Code
         Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DLHC	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 31, 2020, the Board of Directors (the “Board”) of DLH Holdings Corp. (the “Company”) elected Stephen J. Zelkowicz to the Board effective immediately. Mr. Zelkowicz will serve for an initial term expiring at the Company’s annual meeting of shareholders to be held in 2021 and until his successor shall have been elected and qualified, or until his earlier resignation or removal. The Board has determined that Mr. Zelkowicz is an “independent director” in accordance with the Nasdaq Stock Market listing standards and appointed Mr. Zelkowicz to its Management Resources and Compensation Committee.

As of the date of this report, neither Mr. Zelkowicz, nor any of his immediate family members, is a party, either directly or indirectly, to any transaction that would be required to be reported pursuant to Item 404(a) of Regulation S-K. The election of Mr. Zelkowicz to the Board was recommended by Wynnefield Capital, Inc., the largest shareholder of the Company. There was no plan, contract or arrangement that was entered into or materially modified in connection with Mr. Zelkowicz’s election and Mr. Zelkowicz will be compensated consistent with the Company’s compensation programs for non-employee directors as previously disclosed in the Company’s filings with the SEC, most recently in its definitive proxy statement dated January 28, 2020.

Mr. Zelkowicz, has served as an equity research analyst at Wynnefield Capital, Inc., an investment firm specializing in small, publicly-traded companies since 1999. Mr. Zelkowicz holds a B.A. from the University of Pennsylvania and a M.B.A. from Columbia University.

A copy of the Company’s press release regarding Mr. Zelkowicz’s election is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is being filed as part of this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description

99.1	Press Release dated August 5, 2020

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Kathryn M. JohnBull

Name: Kathryn M. JohnBull
Title: Chief Financial Officer
Date: August 5, 2020

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